SUBLEASE

THIS  SUBLEASE  is  made  as  of  the  1st  day  of  January  2018,  by  and  between  GTI

RESEARCH,   INC.,   an   entity   having   an   address   at   6860   Broadway,   Denver,   CO   80221

(“Sublandlord”)   and   GeneThera,   Inc.,   a   Nevada   corporation   with   an   address   at   6860

Broadway, Unit B, Denver, CO 80221 (“Subtenant”).

RECITALS

A.

Pursuant  to  a  certain  Lease,  dated  as  of  January  1,  2018  (the  “Prime  Lease”),  a copy of which is annexed hereto and made a part hereof as Exhibit A, GTI Research, as landlord

(“Prime   Landlord”),   leased   to   Sublandlord,   as   tenant,   demised   premises   constituting   a

commercial   space   known   as   6860   Broadway,   Unit   B,   Denver,   CO   80221   (the   “Leased

Premises”).

B.

Sublandlord  desires  to  sublease  to  Subtenant,  and  Subtenant  desires  to  sublease from  Sublandlord,  a  portion  of  the  Leased  Premises  consisting  of  approximately  7,990  square feet  of  office  and  laboratory  space  that  can  be  used  to  create  Subtenant’s  robotic  software  (the

“Subleased  Premises”)  in  accordance  with  the  following  terms,  covenants,  conditions  and provisions.

NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and  promises  herein contained, Sublandlord and Subtenant do hereby covenant and agree as follows:

1.

Subleased Premises, Term and Use.

(a)     Subject   to   the   provisions   of   this   Sublease,   Sublandlord   hereby   subleases   to

Subtenant, and Subtenant hereby takes and hires from Sublandlord, the Subleased Premises, for a term (the “Initial Term”) commencing as of January 1, 2018 (the “Commencement Date”) and

expiring on March 31, 2024 thereof for purposes of creating a robotic software laboratory.

(b)   With  thirty  days’  notice  and  upon  agreement  of  both  Subtenant  and  Sublandlord,  at the  end  of  the  Initial  Term  said  sublease  may  be  extended  for  up  to  an  additional  two  (2)  years,

on the same terms and conditions set forth herein except that Rent may be adjusted as set forth in

Section 3(b) herein.

2.

Incorporation by Reference.

(a)  This  is  a  sublease  and  anything  herein  contained  to  the  contrary  notwithstanding,  all terms,  covenants,  conditions  and  provisions  herein  are  in  all  respects  subject  and  subordinate  to the  terms,  covenants,  conditions  and  provisions  of  the  Prime  Lease  and  all  matters  to  which  the

Prime  Lease  is  subject  and  subordinate.   All  terms,  covenants,  conditions  and  provisions  of  the

Prime  Lease  are  incorporated  herein  as  if  fully  set  forth  at  length,  except  such  as  by  their  nature or  purport  are  inapplicable  or inappropriate  to the  subleasing of the Subleased Premises pursuant to this Sublease or are inconsistent with or modified by any of the provisions of this Sublease.

(b)

Subtenant  covenants  and  agrees  not  to  violate  any  of  the  terms  and  provisions  of

the  Prime  Lease.   Subtenant  shall  be  bound  by  all  the  restrictions  and  limitations  placed  upon

Sublandlord,   as   Tenant,   under   the   Prime   Lease   to   the   extent   applicable   to   the   Subleased

Premises, as if Subtenant were the tenant thereunder.   Notwithstanding anything contained to the

contrary  herein,  Sublandlord  agrees  to  use  reasonable  efforts,  without  any  cost  or  expense  to

Sublandlord,  to  have  the  Prime  Landlord  perform  its  duties  and  obligations  under  the  Prime

Lease  and  shall  cooperate  with  Subtenant  in  any  proceedings  as  may  be  required  to  obtain  from

Prime  Landlord  any  such  work,  services,  repairs  or  other  obligations,  provided,  however,  that

Subtenant  shall  indemnify  and  hold  Sublandlord  harmless  from  and  against  any  loss,  cost  or expense,  including,  without  limitation,  reasonable  attorney’s  fees,  which  may  be  incurred  by

Sublandlord in connection with such proceedings.

3.

Rent.   In  consideration  for  the  use  of  the  Subleased  Premises  during  the  Initial

Term, Subtenant will pay $12,000 security deposit and provide liability insurance before moving into  the  premises.  Subtenant  will  not  pay  rent;  only  triple  net  in  the  amount  of  $2,369,  from

January 1, 2018 through March 31, 2018. On April 1, 2018 through March 31, 2019, the monthly rent  is  $8,361.50  based  on  $9.00/SF  plus  triple  net;  from  April  1,  2019  to  March  31,  2020,  the monthly rent is based on $10.00/SF plus triple net; on April 1, 2020 through March 31, 2021, the monthly rent is based on $11.00/SF plus triple net; on April 1, 2021 through March 31, 2022, the monthly rent is based on $12.00/SF plus triple net; on April 1, 2022 through March 31, 2023, the monthly  rent  is  based  on  $13.00/SF  plus  triple  net;  and  on  April  1,  2023  through  March  31,

2024,  the  final  monthly  rent  is  based  on  $14.00/SF  plus  triple  net.  If  Subtenant  exercises  the option  to  extend  the  lease  for  an  additional  two  (2)  years,  then  Subtenant  shall  discuss  this

extension   with   Sublandlord   30   days   prior   to   commencement   of   such   extension.   Said   rent

amounts  are  subject  adjustment  as  set  forth  in  Section  3(b)  herein.   This  amount  is  not  inclusive

of  all  utilities,  including  water,  internet  wifi  service  and  no  additional  rent  shall  be  required  for any of these utilities from the Sublandlord.

4.

Delivery  Date;  Conditions  of  Subleased  Premises.   Subtenant  hereby  agrees  to

accept  possession  of  the  Subleased  Premises  in  its  present,  “as  is”  condition.   If  Sublandlord  is

unable   to   deliver   possession   of   the   Subleased   Premises   on   the   Commencement   Date,

Sublandlord shall not be subject to any liability for failure to give possession on said date and the validity  of  this  Sublease  shall  not  be  impaired  under  such  circumstances,  nor  shall  the  same  be construed  in  any  way  to extend the term of  this  Sublease,  but  the rent payable hereunder  shall  be

abated   (provided   Subtenant   is   not   responsible   for   the   inability   to   obtain   possession)   until

Sublandlord delivers the Subleased Premises to Subtenant.

5.

Notices.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not,  then  on  the  next  business  day,  (c)  five  days  after  having  been  sent  by  registered  or  certified mail,  return  receipt  requested,  postage  prepaid,  or  (d)  one  day  after  deposit  with  a  nationally recognized  overnight  courier,  specifying  next  day  delivery,  with  written  verification  of  receipt.

All  communications  shall  be  sent  to  the  address  of  the  respective  party  as  set  forth  on  the signature  page  hereto  or  at  such  other  addresses  as  the  party  may  designate  by  10  days  advance written notice to the other parties hereto.

6.

Insurance.    Subtenant  shall  not  be  required  to  maintain  any  insurance  of  the

Subleased Premises.  Sublandlord shall maintain all insurance required by the Prime Lease.

7.

Conflict  or  Inconsistency.   In  case  of  any  conflict  or  inconsistency  between  the provisions  of  the  Prime  Lease  and  this  Sublease,  the  provisions  of  this  Sublease,  as  between

Sublandlord and Subtenant, shall control.

8.

Governing  Law.   This  Sublease  shall  be  governed  in  all  respects  by  the  laws  of the State of Colorado.

9.

Assignment and Subletting.   Subtenant shall be able to sub-sublet any portion of

the  Subleased  Premises  or  assign  this  Sublease  without  Sublandlord’s  written  consent.   If  either

party  identifies  third  parties  who  desire  to  sublet  a  portion  of  the  Leased  Premises,  then  both

Sublandlord  and  Subtenant  will  share  prorata  any  income  from  those  spots  (reducing  their

respective  lease  cost  equally).    Similarly,  if  any  such  third  party  provides  services  in  lieu  of

paying   cash   rent,   Sublandlord   and   Subtenant   would   share   equally   in   such   third   party’s

contribution, either in implied rent or in the receipt of such third party’s services.

IN WITNESS WHEREOF, this Sublease has been duly executed by the parties hereto as of the day and year first above written.

| SUBLANDLORD: | SUBTENANT: |
|---|---|
| **GTI RESEARCH, INC.** | **GENETHERA, INC.** |
| | By: |
| Name: Stefano Ciuferella, Ph.D. | Name: Antonio Milici, M.D., Ph.D. |
| Title: President | Title: CEO, Chairman of the Board |

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EXHIBIT A

The Prime Lease